UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities and Exchange Act of 1934
Date of Report (Date of earliest event reported): April 19, 2006
REGENERON PHARMACEUTICALS, INC.
(Exact name of registrant as specified in its charter)

New York	000-19034	133444607

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

777 Old Saw Mill River Road, Tarrytown, New York	10591-6707

(Address of principal executive offices)	(Zip Code)
(914) 347-7000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events
Item 9.01 Financial Statements and Exhibits
Exhibit Index
EX-99.A: PRESS RELEASE

Item   8.01 Other Events
On April 19, 2006, the Company issued a press release announcing that it has completed enrollment of a pivotal trial in its phase 3 program for the treatment of CIAS1-Associated Periodic Syndrome (CAPS), a spectrum of very rare genetic disorders.
The press release includes a reference to Amgen’s interleukin-1 receptor antagonist and describes it as an “antibody” instead of a “recombinant form of a naturally occurring IL-1 receptor antagonist.” A corrected version of the press release is included as Exhibit 99(a) to this Current Report on Form 8-K.
Item 9.01 Financial Statements and Exhibits
 (c) Exhibits
        99(a) Press Release of Regeneron Pharmaceuticals, Inc. dated April 19, 2006.
     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENERON PHARMACEUTICALS, INC.
Dated: April 19, 2006	By:	/s/ Stuart Kolinski
Stuart Kolinski
Vice President and General Counsel

Exhibit Index

Number	Description

99(a)	Press Release of Regeneron Pharmaceuticals, Inc. dated April 19, 2006.

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